Exhibit 99.1

Enova Reports First Quarter 2025 Results

•
Originations rose 26% and total company revenue increased 22% from the first quarter of 2024
•
Diluted earnings per share of $2.69 increased 64% and adjusted earnings per share1 of $2.98 rose 56% compared to the first quarter of 2024
•
Credit performance remained strong compared to a year ago with a stable net charge-off ratio of 8.6% and stable net revenue margin of 57%
•
Year-over-year improvement in the consolidated 30+ day delinquency ratio of 7.7% and stability in the consolidated portfolio fair value premium of 115% reflect a stable credit outlook
•
Liquidity, including cash and marketable securities and available capacity on facilities, totaled $1.1 billion at March 31
•
Share repurchases during the quarter totaled $63 million

CHICAGO, April 29, 2025 /PRNewswire/ -- Enova International (NYSE: ENVA), a leading financial services company powered by machine learning and world-class analytics, today announced financial results for the first quarter ended March 31, 2025.

“We are pleased to deliver another quarter of strong financial results,” said David Fisher, Enova’s CEO. “Solid demand and stable credit across our products reflect the continued strength of our consumer and small business customers, who are benefitting from a strong labor market, wage growth and retail spending. While there has been recent volatility in the financial markets and questions about the direction of the economy, we are confident that our balanced growth strategy along with our diversified products, flexible online-only model, world-class risk management and technology and experienced team will allow us to adapt quickly to the operating environment to deliver profitable growth while effectively managing risk.”

First Quarter 2025 Summary

•
Total revenue of $746 million increased 22% from $610 million in the first quarter of 2024.
•
Net revenue margin of 57% is consistent with the first quarter of 2024, reflecting continued solid credit performance.
•
Net income of $73 million, or $2.69 per diluted share, increased 51% from $48 million, or $1.64 per diluted share, in the first quarter of 2024.
•
Adjusted EBITDA1 of $190 million increased 27% from $149 million in the first quarter of 2024.
•
Adjusted earnings per share1 of $2.98 increased 56% from $1.91 per diluted share in the first quarter of 2024.
•
Total company combined loans and finance receivables1 increased 20% from the end of the first quarter of 2024 to a record $4.1 billion with total company originations of $1.7 billion in the quarter.
•
Repurchased $63 million of common stock under the company’s share repurchase program.

“We delivered another quarter of solid top- and bottom-line results that exceeded our expectations,” said Steve Cunningham, CFO of Enova. “Our strong financial performance in the first quarter continues to demonstrate how the powerful combination of our diversified product offerings, scalable operating model, world-class risk management capabilities and balance sheet flexibility allow us to consistently deliver strong

1 Non-GAAP measure. Refer to “Non-GAAP Financial Measures,” “Loans and Finance Receivables Financial and Operating Data,”
and “Reconciliation of GAAP to Non-GAAP Financial Measures” below for additional information.

results. We remain well positioned to successfully navigate a range of operating environments while delivering on our commitment to drive long term shareholder value through both continued investments in our business and opportunistic share repurchases.”

Conference Call

Enova will host a conference call to discuss its first quarter 2025 results at 4 p.m. Central Time / 5 p.m. Eastern Time today, April 29th. The live webcast of the call can be accessed at the Enova Investor Relations website at http://ir.enova.com, along with the company's earnings press release and supplemental financial information. The U.S. dial-in for the call is 1-855-560-2575 (1-412-542-4161 for non-U.S. callers). Please ask to join the Enova International call. A replay of the conference call will be available until May 6, 2025, at 10:59 p.m. Central Time / 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on the Enova International Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is 1-877-344-7529 (1-412-317-0088). The replay access code is 9725416.

About Enova

Enova International (NYSE: ENVA) is a leading online financial services company that serves small businesses and consumers who are underserved by traditional banks. Over its 20-year history, Enova has provided over $61 billion in loans and financing to more than 12 million customers by offering a suite of market-leading products powered by the company's world-class analytics, machine learning algorithms and proprietary technology. You can learn more about the company and its portfolio of businesses at www.enova.com.

Cautionary Statement Concerning Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the business, financial condition and prospects of Enova. These forward-looking statements give current expectations or forecasts of future events and reflect the views and assumptions of Enova's senior management with respect to the business, financial condition and prospects of Enova as of the date of this release and are not guarantees of future performance. The actual results of Enova could differ materially from those indicated by such forward-looking statements because of various risks and uncertainties applicable to Enova's business, including, without limitation, those risks and uncertainties indicated in Enova's filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K, quarterly reports on Forms 10-Q and current reports on Forms 8-K. These risks and uncertainties are beyond the ability of Enova to control, and, in many cases, Enova cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, the words "believes," "estimates," "plans," "expects," "anticipates" and similar expressions or variations as they relate to Enova or its management are intended to identify forward-looking statements. Enova cautions you not to put undue reliance on these statements. Enova disclaims any intention or obligation to update or revise any forward-looking statements after the date of this release.

Non-GAAP Financial Measures

In addition to the financial information prepared in conformity with generally accepted accounting principles in the United States, or GAAP, Enova provides historical non-GAAP financial information. Enova presents non-GAAP financial information because such measures are used by management in understanding the activities and business metrics of Enova's operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Enova's business that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of Enova's GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of or superior to, Enova's financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

Combined Loans and Finance Receivables

The combined loans and finance receivables measures are non-GAAP measures that include loans and finance receivables that Enova owns or has purchased and loans that Enova guarantees. Management believes these non-GAAP measures provide management and investors with important information needed to evaluate the magnitude of potential receivable losses and the opportunity for revenue performance of the loans and finance receivable portfolio on an aggregate basis. Management also believes that the comparison of the aggregate amounts from period to period is more meaningful than comparing only the amounts reflected on Enova's consolidated balance sheet since revenue is impacted by the aggregate amount of receivables owned by Enova and those guaranteed by Enova as reflected in its consolidated financial statements.

Adjusted Earnings Measures

Enova provides adjusted earnings and adjusted earnings per share, or, collectively, the Adjusted Earnings Measures, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with greater transparency and facilitates comparison of operating results across a broad spectrum of companies with varying capital structures, compensation strategies, derivative instruments and amortization methods, which can provide a more complete understanding of Enova's financial performance, competitive position and prospects for the future. Management utilizes, and also believes that investors utilize, the Adjusted Earnings Measures to assess operating performance, recognizing that such measures may highlight trends in Enova's business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. In addition, management believes that the Adjusted Earnings Measures are useful to management and investors in comparing Enova's financial results during the periods shown without the effect of certain items that are not indicative of Enova’s core operating performance or results of operations.

Adjusted EBITDA Measures

Enova provides Adjusted EBITDA and Adjusted EBITDA margin, or, collectively, the Adjusted EBITDA measures, which are non-GAAP measures. Adjusted EBITDA is a non-GAAP measure that Enova defines as earnings excluding depreciation, amortization, interest, foreign currency transaction gains or losses, taxes, stock-based compensation and certain other items, as appropriate, that are not indicative of our core operating performance. Adjusted EBITDA margin is a non-GAAP measure that Enova defines as Adjusted EBITDA as a percentage of total revenue. Management utilizes, and also believes that investors utilize, Adjusted EBITDA Measures to analyze operating performance and evaluate Enova's ability to incur and service debt and Enova's capacity for making capital expenditures. Enova believes that Adjusted EBITDA is useful to management and investors in comparing Enova’s financial results during the periods shown without the effect of certain non-cash items and certain items that are not indicative of Enova’s core operating performance or results of operations. Adjusted EBITDA Measures are also useful to investors to help assess Enova's estimated enterprise value.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(dollars in thousands, except per share data)

(Unaudited)

	March 31,		December 31,
	2025	2024	2024
Assets
Cash and cash equivalents	$55,514	$76,458	$73,910
Restricted cash	256,342	152,469	248,758
Loans and finance receivables at fair value	4,569,819	3,795,210	4,386,444
Income taxes receivable	48,117	85,424	40,690
Other receivables and prepaid expenses	71,617	65,963	63,752
Property and equipment, net	124,791	111,678	119,956
Operating lease right-of-use assets	17,607	13,651	18,201
Goodwill	279,275	279,275	279,275
Intangible assets, net	8,937	16,991	10,951
Other assets	25,239	39,408	24,194
Total assets	$5,457,258	$4,636,527	$5,266,131
Liabilities and Stockholders’ Equity
Accounts payable and accrued expenses	$237,420	$290,603	$249,970
Operating lease liabilities	32,144	26,959	32,165
Deferred tax liabilities, net	233,693	127,887	223,590
Long-term debt	3,757,351	3,040,867	3,563,482
Total liabilities	4,260,608	3,486,316	4,069,207
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.00001 par value, 250,000,000 shares authorized, 47,085,738, 46,193,337 and 46,520,916 shares issued and 25,559,390, 27,349,818 and 25,808,096 outstanding as of March 31, 2025 and 2024 and December 31, 2024, respectively	—	—	—
Preferred stock, $0.00001 par value, 25,000,000 shares authorized, no shares issued and outstanding	—	—	—
Additional paid in capital	337,679	298,191	328,268
Retained earnings	1,770,699	1,536,734	1,697,754
Accumulated other comprehensive loss	(10,782)	(7,234)	(13,691)
Treasury stock, at cost (21,526,348, 18,843,519 and 20,712,820 shares as of March 31, 2025 and 2024 and December 31, 2024, respectively)	(900,946)	(677,480)	(815,407)
Total stockholders’ equity	1,196,650	1,150,211	1,196,924
Total liabilities and stockholders’ equity	$5,457,258	$4,636,527	$5,266,131

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 31,
	2025	2024
Revenue	$745,541	$609,889
Change in Fair Value	(319,359)	(264,023)
Net Revenue	426,182	345,866
Operating Expenses
Marketing	139,291	110,567
Operations and technology	62,462	54,379
General and administrative	42,464	39,865
Depreciation and amortization	10,061	10,263
Total Operating Expenses	254,278	215,074
Income from Operations	171,904	130,792
Interest expense, net	(80,544)	(65,597)
Foreign currency transaction loss	(452)	(48)
Equity method investment gain	120	—
Other nonoperating expenses	—	(492)
Income before Income Taxes	91,028	64,655
Provision for income taxes	18,083	16,227
Net income	$72,945	$48,428
Earnings Per Share
Earnings per common share:
Basic	$2.84	$1.72
Diluted	$2.69	$1.64
Weighted average common shares outstanding:
Basic	25,676	28,196
Diluted	27,104	29,503

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(dollars in thousands)

(Unaudited)

	Three Months Ended March 31,
	2025	2024
Total cash flows provided by operating activities	$391,144	$348,563
Cash flows from investing activities
Loans and finance receivables	(496,715)	(431,959)
Capitalization of software development costs and purchases of fixed assets	(12,875)	(11,225)
Total cash flows used in investing activities	(509,590)	(443,184)
Cash flows provided by (used in) financing activities	107,327	(53,975)
Effect of exchange rates on cash, cash equivalents and restricted cash	307	84
Net (decrease) increase in cash, cash equivalents and restricted cash	(10,812)	148,512
Cash, cash equivalents and restricted cash at beginning of year	322,668	377,439
Cash, cash equivalents and restricted cash at end of period	$311,856	$228,927

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

LOANS AND FINANCE RECEIVABLES FINANCIAL AND OPERATING DATA

(dollars in thousands)

The following table includes financial information for loans and finance receivables, which is based on loan and finance receivable balances for the three months ended March 31, 2025 and 2024.

Three Months Ended March 31,	2025	2024	Change
Ending combined loan and finance receivable principal balance:
Company owned	$3,964,419	$3,298,430	$665,989
Guaranteed by the Company(a)	14,813	10,780	4,033
Total combined loan and finance receivable principal balance(b)	$3,979,232	$3,309,210	$670,022
Ending combined loan and finance receivable fair value balance:
Company owned	$4,569,819	$3,795,210	$774,609
Guaranteed by the Company(a)	21,225	14,773	6,452
Ending combined loan and finance receivable fair value balance(b)	$4,591,044	$3,809,983	$781,061
Fair value as a % of principal(c)	115.4%	115.1%	0.3%
Ending combined loan and finance receivable balance, including principal and accrued fees/interest outstanding:
Company owned	$4,117,245	$3,438,468	$678,777
Guaranteed by the Company(a)	17,954	13,046	4,908
Ending combined loan and finance receivable balance(b)	$4,135,199	$3,451,514	$683,685
Average combined loan and finance receivable balance, including principal and accrued fees/interest outstanding:
Company owned(d)	$4,068,475	$3,376,099	$692,376
Guaranteed by the Company(a)(d)	20,700	14,956	5,744
Average combined loan and finance receivable balance(a)(d)	$4,089,175	$3,391,055	$698,120
Installment loans as percentage of average combined loan and finance receivable balance	44.4%	48.9%	(4.5)%
Line of credit accounts as percentage of average combined loan and finance receivable balance	55.6%	51.1%	4.5%

Revenue	$735,421	$601,208	$134,213
Change in fair value	(317,480)	(262,106)	(55,374)
Net revenue	$417,941	$339,102	$78,839
Net revenue margin	56.8%	56.4%	0.4%

Combined loan and finance receivable originations and purchases	$1,729,479	$1,377,367	$352,112

Delinquencies:
>30 days delinquent	$318,356	$279,659	$38,697
>30 days delinquent as a % of combined loan and finance receivable balance(c)	7.7%	8.1%	(0.4)%

Charge-offs:
Charge-offs (net of recoveries)	$350,336	$286,698	$63,638
Charge-offs (net of recoveries) as a % of average combined loan and finance receivable balance(d)	8.6%	8.5%	0.1%

(a) Represents loans originated by third-party lenders through the CSO programs, which are not included in our consolidated balance sheets.

(b) Non-GAAP measure.

(c) Determined using period-end balances.

(d) The average combined loan and finance receivable balance is the average of the month-end balances during the period.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(dollars in thousands, except per share data)

Adjusted Earnings Measures

	Three Months Ended
	March 31,
	2025	2024
Net income	$72,945	$48,428
Adjustments:
Transaction-related costs(a)	—	327
Equity method investment gain	(120)	—
Other nonoperating expenses(b)	—	492
Intangible asset amortization	2,014	2,014
Stock-based compensation expense	7,936	7,639
Foreign currency transaction loss	452	48
Cumulative tax effect of adjustments	(2,488)	(2,642)

Adjusted earnings	$80,739	$56,306

Diluted earnings per share	$2.69	$1.64

Adjusted earnings per share	$2.98	$1.91

Adjusted EBITDA

	Three Months Ended
	March 31,
	2025	2024
Net income	$72,945	$48,428
Depreciation and amortization expenses	10,061	10,263
Interest expense, net	80,544	65,597
Foreign currency transaction loss	452	48
Provision for income taxes	18,083	16,227
Stock-based compensation expense	7,936	7,639
Adjustments:
Transaction-related costs(a)	—	327
Equity method investment gain	(120)	—
Other nonoperating expenses(b)	—	492

Adjusted EBITDA	$189,901	$149,021

Adjusted EBITDA margin calculated as follows:
Total Revenue	$745,541	$609,889
Adjusted EBITDA	189,901	149,021
Adjusted EBITDA as a percentage of total revenue	25.5%	24.4%

(a)
In the first quarter of 2024, the Company recorded $0.3 million ($0.2 million net of tax) of costs related to a consent solicitation for the Senior Notes due 2025.
(b)
In the first quarter of 2024, the Company recorded other nonoperating expense of $0.5 million ($0.4 million net of tax) related to the repurchase of senior notes.